                                                                  EXHIBIT 4.02.2


               AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED

                     NETSELECT, INC. STOCKHOLDERS AGREEMENT

     This Amendment No. 1 (this "Amendment No. 1") to that certain Second Amended and Restated NetSelect Stockholders' Agreement (the " NetSelect Stockholders Agreement") is made as of April 9, 1999, by and among those individuals and entities listed on Exhibit A to that certain NetSelect, Inc.
                                   ---------
Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement") (except for Cox (as defined below), individually, a "New Stockholder" and, collectively, the "New Stockholders"), NetSelect, Inc., a Delaware corporation (the "Company"), CDW Internet, L.L.C., a Delaware limited liability company, the National Association of Home Builders, a Nevada not for profit corporation, Whitney Equity Partners, L.P., a Delaware limited partnership, Allen & Co., Michael N. Flannery, John F. Petrick, Jr., Daniel A. Koch, Ingleside Interests, a Colorado limited partnership, Geocapital IV, L.P., a Delaware limited partnership, Broadview Partners Group, General Electric Capital Corporation, a New York corporation, the National Association of Realtors, an Illinois not for profit corporation, Kleiner Perkins Caufield & Byers VIII, L.P., Kleiner Perkins Caufield & Byers Founders Fund VIII, L.P. and KPCB Information Sciences Zaibatsu Fund II, L.P. , Intuit, Inc., a Delaware corporation, Fannie Mae, a corporation formed under the laws of the United States, Cox Interactive Media, Inc. ("Cox"), a Delaware corporation, UBS Capital II, LLC, a Delaware limited liability company, Fred White, R. Fred White III, Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P., The Morgan Stanley Venture Partners Entrepreneurs Fund III, L.P. and Morgan Stanley Dean Witter Equity Funding, Inc. and the persons and entities who were stockholders of the Company before the closing of the InfoTouch Merger (as defined in that certain Agreement and Plan of Merger dated as of December 31, 1998 by and among NetSelect, Inc., NetSelect, LLC and InfoTouch Corporation (the "Merger Agreement")) listed on Exhibit A to the Merger Agreement. All of the
                               ---------
parties hereto, other than the Company are collectively referred to herein as the "Stockholders."

     WHEREAS, the parties hereto entered into the NetSelect Stockholders Agreement and the parties hereto now desire to amend the NetSelect Stockholders Agreement as set forth herein; and

     WHEREAS, the execution and delivery of this Amendment is a condition of closing to the Stock Purchase Agreement.

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. The New Stockholders shall be included in the definition of "Stockholders" for all purposes of the NetSelect Stockholders Agreement and "Shares" shall include all shares of the company's Series G Preferred Stock held by the Stockholders.

     2. Sections 3.2(a) and 3.2(b) of the NetSelect Stockholders Agreement shall be amended in full to read as follows:

     "Section 3.2  Right of First Offer; Issuance of Securities.
                   --------------------------------------------

          (a) In the event that the Company shall, in any single issuance, propose to issue additional equity securities of the Company (the "Securities") representing in excess of ten percent (10%) of the issued and outstanding shares of capital stock of the Company (on a fully diluted and converted basis) (other than securities issued pursuant to employee benefit plans, options or warrants outstanding as of the date hereof, securities issued with respect to the conversion of Shares, options issued after the date hereof pursuant to grants by the Board under stock option plans approved by the Board, and securities issued in connection with the acquisition of businesses or securities issued pursuant to a Qualified Public Offering) for a consideration per share equal to or greater than (u) in the case of the Series A Preferred Stock, $2.83; (v) in the case of the Series B Preferred Stock, $6.19; (w) in the case of the Series C Preferred Stock, $7.32; (x) in the case of the Series D Preferred Stock, $14.67; (y) in the case of the Series F Preferred Stock, $24.00 and (z) in the case of the Series G Preferred Stock, $49.86, the Company shall promptly deliver a notice (the "Issuance Notice") to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, as the case may be, setting forth the terms and conditions of such proposed issuance, and the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, and Series G Preferred Stock, as the case may be, shall have the right to purchase those Securities described in the Issuance Notice; provided, however,
                                                            --------  -------
that in the event that the Company shall issue in any consecutive twelve-month period (after the Effective Time of the InfoTouch Merger) in a series of issuances shares in excess of 10% (ten percent) of the issued and outstanding shares of Common Stock of the Company (on a fully diluted and converted basis) (other than securities issued pursuant to employee benefit plans, options or warrants outstanding as of the date hereof, securities issued with respect to conversion of Shares, options issued after the date hereof pursuant to grants by the Board under stock option plans approved by the Board, securities issued in connection with the acquisition of businesses or securities issued pursuant to a Qualified Public Offering) for a weighted-average consideration per security equal to or greater than (u) in the case of the Series A Preferred Stock, $2.83;
(v) in the case of the Series B Preferred Stock, $6.19; (w) in the case of the Series C Preferred Stock, $7.32; (x) in the case of the Series D Preferred Stock, $14.67, (y) in the case of the Series F Preferred Stock, $24.00, and (z) in the case of the Series G Preferred Stock, $49.86, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, as the case may be, shall have the right to purchase those Securities in the last proposed issuance by the Company that shall cause the Company to issue in excess of such 10% (ten percent) of the issued and outstanding shares of Common Stock of the Company (on a fully diluted and converted basis). The Issuance Notice shall constitute an offer by the Company to issue the Securities subject to the issuance (the "Issuance Securities") to such Stockholders on the terms and conditions set forth in the Issuance Notice. All dollar amounts contained in this Section 3.2(a) shall be adjusted for stock splits, stock dividends, recapitalizations and the like after March 31, 1999.

          (b) In the event that the Company shall after the Effective Time of the InfoTouch Merger propose to issue additional Securities (other than Securities issued pursuant to employee benefit plans) for a consideration per Security less than (u) in the case of the Series A Preferred Stock, $2.83; (v) in the case of the Series B Preferred Stock, $6.19; (w) in the case of the Series C Preferred Stock, $7.32; (x) in the case of the Series D Preferred Stock, $14.67, (y) in the case of the Series F Preferred Stock, $24.00, and (z) in the case of the Series G Preferred Stock, $49.86, the Company shall first offer to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock (collectively, the "Subject Preferred Shares"), depending upon the consideration per security, a pro rata share of the securities proposed to be issued (based on the Common Stock equivalent of such holder's shares versus the Common Stock equivalent of the shares held by all holders entitled to receive notice). The Company shall promptly deliver an Issuance Notice to the holders of the Subject Preferred Shares setting forth the terms and conditions of such proposed issuance. The Issuance Notice shall constitute an offer by the Company to issue the securities subject to the issuance also (the "Issuance Securities") to such Stockholders on the terms and conditions set forth in the Issuance Notice. All dollar amounts in this Section 3.2(b) are subject to adjustment for stock splits, stock dividends, recapitalizations and the like after March 31, 1999."

     3. Section 4.4(c)(i) of the NetSelect Stockholders Agreement shall be amended in full to read as follows:

          "(c)  Market Stand-Off Agreements.
                ---------------------------

                (i) In the case of the initial underwritten public offering by the Company of shares of Common Stock, if the officers and directors of the Company agree not to effect any disposition (other than a bona fide pledge or disposition to an Aff iliate of any Stockholder who agrees to be bound by the provisions of this paragraph) (a "Disposition") of any equity security of the
                                  -----------
Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), each Stockholder agrees to the same during the 180-day period (or such longer period as may be reasonably requested by the underwriter of such offering) beginning on, the effective date of such registration statement (except as a part of such registration), provided that such Stockholder has received written notice of such registration prior to such effective date; provided, however, that any waiver of the foregoing restriction
                --------  -------
by the Company or the Company's underwriters shall apply to all persons subject to such restrictions pro rata based on the number of shares of Company capital stock owned and provided further, however, that any equity securities that are
                -------- -------  -------
purchased in the underwritten public offering or in the open market on or after the effective date of such registration statement shall not be subject to the restrictions set forth in this Section 4.4(c)(i)."

     4. Section 6.2 of the NetSelect Stockholders Agreement shall be amended in full to read as follows:

     "Section 6.2  Information Rights. The Company shall deliver to each
                   ------------------
Stockholder, on an annual and quarterly basis, consolidated financial statements (audited in the case of annual statements), the Company's annual budget and business plan, and any other information that may be reasonably requested by (i) any Stockholder that owns more than twenty percent (20%) of the Shares on a fully diluted basis; or (ii) any holder of Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock or Series G Preferred Stock; provided,
                                                                       --------
however, that, unless required by any law or regulation promulgated by a
-------
governmental agency, any statements or information delivered or disclosed by the Company pursuant to this paragraph shall be confidential and shall not be disclosed by any Stockholder to any third party without the prior written consent of the Company."

     5. The amendment to Section 4.4(c)(i) to the NetSelect Stockholders Agreement that is set forth in Section 2 to this Amendment may only be amended with the prior written consent of each New Stockholder and Cox.

     6. Each New Stockholder hereby acknowledges and agrees to be subject to and bound by all of the terms and conditions of the NetSelect Stockholders Agreement, as amended, as a Stockholder.

     7. This Agreement will be effective upon the Closing (as such term is defined in the Stock Purchase Agreement).

     8. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9. Except as amended hereby, the NetSelect Stockholders Agreement shall remain in full force and effect in accordance with its terms.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Second Amended and Restated NetSelect Stockholders Agreement as of the date first written above.

NETSELECT, INC.                                 NETSELECT, INC.


By: /s/ Stuart Wolff                            By:
   -----------------------------------------       ---------------------------------------
Name:   Stuart Wolff                            Name:   Stuart Wolff
Title:  Chief Executive Officer                 Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                     STOCKHOLDER (if an entity):

Name:                                           Name:   Amerindo Technology Growth Fund II
     ---------------------------------------         -------------------------------------

By:                                             By:     /s/ Gary A. Tanaka
   -----------------------------------------       ---------------------------------------
Name of Signatory:                              Name of Signatory:   Gary A. Tanaka
                  --------------------------                      ------------------------
Title:                                          Title:  Director
      --------------------------------------          ------------------------------------

STOCKHOLDER (if an individual):                 STOCKHOLDER (if an individual):

    /s/ Stuart Wolff
--------------------------------------------    ------------------------------------------
Name:   Stuart Wolff, Ph.D                      Name:
     ---------------------------------------         -------------------------------------


NETSELECT, INC.                                 NETSELECT, INC.


By:                                             By:
   -----------------------------------------       ---------------------------------------
Name:   Stuart Wolff                            Name:   Stuart Wolff
Title:  Chief Executive Officer                 Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                     STOCKHOLDER (if an entity):

Name:   Litton Master Trust-Attorney in Fact    Name:
     ---------------------------------------         -------------------------------------

By:     /s/ Gary A. Tanaka                      By:
   -----------------------------------------       ---------------------------------------
Name of Signatory:   Gary A. Tanaka             Name of Signatory:
                  --------------------------                      ------------------------
Title:                                          Title:
      --------------------------------------          ------------------------------------

STOCKHOLDER (if an individual):                 STOCKHOLDER (if an individual):

                                                    /s/ James Stableford
--------------------------------------------    ------------------------------------------
Name:                                           Name:   James Stableford
     ---------------------------------------         -------------------------------------


NETSELECT, INC.                                 NETSELECT, INC.


By:                                             By:
   -----------------------------------------       ---------------------------------------
Name:   Stuart Wolff                            Name:   Stuart Wolff
Title:  Chief Executive Officer                 Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                     STOCKHOLDER (if an entity):

Name:                                           Name:   Ralph H. Cechettini 1995 Trust
     ---------------------------------------         -------------------------------------

By:                                             By:     /s/ Ralph H. Cechettini
   -----------------------------------------       ---------------------------------------
Name of Signatory:                              Name of Signatory:   Ralph H. Cechettini
                  --------------------------                      ------------------------
Title:                                          Title:  Trustee
      --------------------------------------          ------------------------------------

STOCKHOLDER (if an individual):                 STOCKHOLDER (if an individual):

    /s/ Anthony Ciulla
--------------------------------------------    ------------------------------------------
Name:   Anthony Ciulla                          Name:
     ---------------------------------------         -------------------------------------

NETSELECT, INC.                                     NETSELECT, INC.


By:                                                 By:
   --------------------------------------------        ---------------------------------------
Name:   Stuart Wolff                                Name:   Stuart Wolff
Title:  Chief Executive Officer                     Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                         STOCKHOLDER (if an entity):

Name:  Pivotal Partners, L.P.                       Name:
     ------------------------------------------          -------------------------------------

By:    /s/ Ralph H. Cechettini                      By:
   --------------------------------------------        ---------------------------------------
Name of Signatory:  Ralph H. Cechettini             Name of Signatory:
                  -----------------------------                       ------------------------
Title:  Managing Partner                            Title:
      -----------------------------------------           ------------------------------------

STOCKHOLDER (if an individual):                     STOCKHOLDER (if an individual):

                                                           /s/ Marc Weiss
-----------------------------------------------     ------------------------------------------
Name:                                               Name:      Marc Weiss
     ------------------------------------------          -------------------------------------


NETSELECT, INC.                                     NETSELECT, INC.


By:                                                 By:
   --------------------------------------------        ---------------------------------------
Name:   Stuart Wolff                                Name:   Stuart Wolff
Title:  Chief Executive Officer                     Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                         STOCKHOLDER (if an entity):

Name:                                               Name:  Cox Interactive Media
     ------------------------------------------          -------------------------------------

By:                                                 By:  /s/ William H. Killen Jr.
   --------------------------------------------        ---------------------------------------
Name of Signatory:                                  Name of Signatory:  William H. Killen
                  -----------------------------                       ------------------------
Title:                                              Title:  Vice President
      -----------------------------------------           ------------------------------------

STOCKHOLDER (if an individual):                     STOCKHOLDER (if an individual):

        /s/ Dana E. Smith
-----------------------------------------------     ------------------------------------------
Name:       Dana E. Smith                           Name:
     ------------------------------------------          -------------------------------------


NETSELECT, INC.                                     NETSELECT, INC.


By:                                                 By:
   --------------------------------------------        ---------------------------------------
Name:   Stuart Wolff                                Name:   Stuart Wolff
Title:  Chief Executive Officer                     Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                         STOCKHOLDER (if an entity):

Name: Kleiner Perkins Caufield Byers VIII, L.P.     Name: KPCB VIII Founders Fund L.P.
     ------------------------------------------          -------------------------------------

By:  /s/ L. John Doerr                              By:  /s/ L. John Doerr
   --------------------------------------------        ---------------------------------------
Name of Signatory:  John Doerr                      Name of Signatory:  John Doerr
                  -----------------------------                       ------------------------
Title:  Partner                                     Title:
      -----------------------------------------           ------------------------------------

STOCKHOLDER (if an individual):                     STOCKHOLDER (if an individual):


-----------------------------------------------     ------------------------------------------
Name:                                               Name:
     ------------------------------------------          -------------------------------------

NETSELECT, INC.                                          NETSELECT, INC.


By:                                                      By:
   -------------------------------------------------        --------------------------------------------
Name:   Stuart Wolff                                     Name:   Stuart Wolff
Title:  Chief Executive Officer                          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                              STOCKHOLDER (if an entity):

Name: KPCB Information Sciences Zaibatsu Fund, L.P.      Name: Broadview Partners Group
     -----------------------------------------------          ------------------------------------------

By:  /s/ L. John Doerr                                   By:  /s/ Peter J. Mooney
   -------------------------------------------------        --------------------------------------------
Name of Signatory:  John Doerr                           Name of Signatory:  Peter J. Mooney
                  ----------------------------------                       -----------------------------
Title:                                                   Title:  Nominee
      ----------------------------------------------           -----------------------------------------

STOCKHOLDER (if an individual):                          STOCKHOLDER (if an individual):


----------------------------------------------------     -----------------------------------------------
Name:                                                    Name:
     -----------------------------------------------          ------------------------------------------


NETSELECT, INC.                                          NETSELECT, INC.


By:                                                      By:
   -------------------------------------------------        --------------------------------------------
Name:   Stuart Wolff                                     Name:   Stuart Wolff
Title:  Chief Executive Officer                          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                              STOCKHOLDER (if an entity):

Name:  CDW Internet, LLC                                 Name:
     -----------------------------------------------          ------------------------------------------

By:    /s/ Stuart Wolff                                  By:
   -------------------------------------------------        --------------------------------------------
Name of Signatory:  Stuart Wolff                         Name of Signatory:
                  ----------------------------------                       -----------------------------
Title:  Co-Manager                                       Title:
      ----------------------------------------------           -----------------------------------------

STOCKHOLDER (if an individual):                          STOCKHOLDER (if an individual):

                                                                /s/ Richard R. Janssen
----------------------------------------------------     -----------------------------------------------
Name:                                                    Name:      Richard R. Janssen
     -----------------------------------------------          ------------------------------------------


NETSELECT, INC.                                          NETSELECT, INC.


By:                                                      By:
   -------------------------------------------------        --------------------------------------------
Name:   Stuart Wolff                                     Name:   Stuart Wolff
Title:  Chief Executive Officer                          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                              STOCKHOLDER (if an entity):

Name:  Ingleside Interests, L.P.                         Name:  Fannie Mae
     -----------------------------------------------          ------------------------------------------

By:  /s/ Joe F. Hanauer                                  By:  /s/ William E. Kelvie
   -------------------------------------------------        --------------------------------------------
Name of Signatory:  Joe F. Hanauer                       Name of Signatory:  William E. Kelvie
                  ----------------------------------                       -----------------------------
Title:  Managing Partner                                 Title:   EVP  CIO
      ----------------------------------------------           -----------------------------------------

STOCKHOLDER (if an individual):                          STOCKHOLDER (if an individual):


----------------------------------------------------     -----------------------------------------------
Name:                                                    Name:
     -----------------------------------------------          ------------------------------------------

NETSELECT, INC.                          NETSELECT, INC.


By:                                      By:
   ----------------------------------       ----------------------------------
Name:   Stuart Wolff                     Name:   Stuart Wolff
Title:  Chief Executive Officer          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):              STOCKHOLDER (if an entity):

Name:  UBS Capital II LLC                Name:
     --------------------------------         --------------------------------

By:    /s/ Michael Greene                By:
   ----------------------------------       ----------------------------------
Name of Signatory:  Michael Greene       Name of Signatory:
                  -------------------                      -------------------
Title:     Partner                       Title:
      -------------------------------          -------------------------------

STOCKHOLDER (if an individual):          STOCKHOLDER (if an individual):

                                                 /s/ Jason Chapnik
-------------------------------------    -------------------------------------
Name:                                    Name:       Jason Chapnik
     --------------------------------         --------------------------------


NETSELECT, INC.                          NETSELECT, INC.


By:                                      By:
   ----------------------------------       ----------------------------------
Name:   Stuart Wolff                     Name:   Stuart Wolff
Title:  Chief Executive Officer          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):              STOCKHOLDER (if an entity):

Name:                                    Name:  Intuit
     --------------------------------         --------------------------------

By:                                      By:    /s/ Mark R. Gomes
   ----------------------------------       ----------------------------------
Name of Signatory:                       Name of Signatory:  Mark R. Gomes
                  -------------------                      -------------------
Title:                                   Title:     Senior Vice President
      -------------------------------          -------------------------------

STOCKHOLDER (if an individual):          STOCKHOLDER (if an individual):

        /s/ Glenn Craff
-------------------------------------    -------------------------------------
Name:       Glenn Craff                  Name:
     --------------------------------         --------------------------------


NETSELECT, INC.                          NETSELECT, INC.


By:                                      By:
   ----------------------------------       ----------------------------------
Name:   Stuart Wolff                     Name:   Stuart Wolff
Title:  Chief Executive Officer          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):              STOCKHOLDER (if an entity):

Name:   Tri-Properties, Ltd.             Name:
     --------------------------------         --------------------------------

By:     /s/ R. Fred White                By:
   ----------------------------------       ----------------------------------
Name of Signatory:  R. Fred White        Name of Signatory:
                  -------------------                      -------------------
Title:      General Partner              Title:
      -------------------------------          -------------------------------

STOCKHOLDER (if an individual):          STOCKHOLDER (if an individual):

                                                 /s/ R. Fred White Jr.
-------------------------------------    -------------------------------------
Name:                                    Name:       R. Fred White
     --------------------------------         --------------------------------

NETSELECT, INC.                          NETSELECT, INC.


By:                                      By:
   ----------------------------------       ----------------------------------
Name:   Stuart Wolff                     Name:   Stuart Wolff
Title:  Chief Executive Officer          Title:  Chief Executive Officer

STOCKHOLDER (if an entity):              STOCKHOLDER (if an entity):

Name:  J.H. Whitney & Co.                Name:
     --------------------------------         --------------------------------

By:    /s/ Michael C. Brooks             By:
   ----------------------------------       ----------------------------------
Name of Signatory:  Michael C. Brooks    Name of Signatory:
                  -------------------                      -------------------
Title:     General Partner               Title:
      -------------------------------          -------------------------------

STOCKHOLDER (if an individual):          STOCKHOLDER (if an individual):

                                                  /s/ John F. Petrick, Jr.
-------------------------------------    -------------------------------------
Name:                                    Name:        John F. Petrick, Jr.
     --------------------------------         --------------------------------

          Morgan Stanley Venture Partners III, L.P.
          By  Morgan Stanley Venture Partners III, L.L.C.
                its General Partner

          By  Morgan Stanley Venture Capital III, Inc.
                its Institutional Managing Member

               /s/ William J. Harding
              -------------------------------------------
                   William J. Harding

          Morgan Stanley Venture Investors III, L.P.
          By  Morgan Stanley Venture Partners III, L.L.C.
                its General Partner

          By  Morgan Stanley Venture Capital III, Inc.
                its Institutional Managing Member

               /s/ William J. Harding
              -------------------------------------------
                   William J. Harding

          The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. By Morgan Stanley Venture Partners III, L.L.C.
                its General Partner

          By  Morgan Stanley Venture Capital III, Inc.
                its Institutional Managing Member

               /s/ William J. Harding
              -------------------------------------------
                   William J. Harding

NETSELECT, INC.                                             NETSELECT, INC.


By:                                                         By:
   -----------------------------------------------------       ---------------------------------------------------
Name:   Stuart Wolff                                        Name:   Stuart Wolff
Title:  Chief Executive Officer                             Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                                 STOCKHOLDER (if an entity):

Name:                                                       Name:
     ---------------------------------------------------         -------------------------------------------------

By:                                                         By:
   -----------------------------------------------------       ---------------------------------------------------
Name of Signatory:                                          Name of Signatory:
                  --------------------------------------                      ------------------------------------
Title:                                                      Title:
      --------------------------------------------------          ------------------------------------------------

STOCKHOLDER (if an individual):                             STOCKHOLDER (if an individual):

        /s/ Charles M. Ingrum                                      /s/ Daniel Koch
--------------------------------------------------------    ------------------------------------------------------
Name:       Charles M. Ingrum                               Name:      Daniel Koch
     ---------------------------------------------------         -------------------------------------------------


NETSELECT, INC.                                             NETSELECT, INC.


By:                                                         By:
   -----------------------------------------------------       ---------------------------------------------------
Name:   Stuart Wolff                                        Name:   Stuart Wolff
Title:  Chief Executive Officer                             Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                                 STOCKHOLDER (if an entity):

Name: Morgan Stanley Dean Witter Equity Funding, Inc.       Name:
     ---------------------------------------------------         -------------------------------------------------

By:     /s/ David Powers                                    By:
   -----------------------------------------------------       ---------------------------------------------------
Name of Signatory:  David Powers                            Name of Signatory:
                  --------------------------------------                      ------------------------------------
Title:  Vice President                                      Title:
      --------------------------------------------------          ------------------------------------------------

STOCKHOLDER (if an individual):                             STOCKHOLDER (if an individual):

                                                                   /s/ Michael Flannery
--------------------------------------------------------    ------------------------------------------------------
Name:                                                       Name:      Michael Flannery
     ---------------------------------------------------         -------------------------------------------------


NETSELECT, INC.                                             NETSELECT, INC.


By:                                                         By:
   -----------------------------------------------------       ---------------------------------------------------
Name:   Stuart Wolff                                        Name:   Stuart Wolff
Title:  Chief Executive Officer                             Title:  Chief Executive Officer

STOCKHOLDER (if an entity):                                 STOCKHOLDER (if an entity):

Name: Integral Capital Partners                             Name: Integral Capital Partners IV MS Side Fund, L.P.
     ---------------------------------------------------         -------------------------------------------------
By:   Integral Capital Management IV, LLC                   By:   Integral Capital Partners MS Management, LLC
         its General Partner                                         its General Partner

By:   /s/ Pamela Hagenah                                    By:   /s/ Pamela Hagenah
   -----------------------------------------------------       ---------------------------------------------------
Name of Signatory: Pamela Hagenah                           Name of Signatory: Pamela Hagenah
                  --------------------------------------                      ------------------------------------
Title: Manager                                              Title: Manager
      --------------------------------------------------          ------------------------------------------------

STOCKHOLDER (if an individual):                             STOCKHOLDER (if an individual):


--------------------------------------------------------    ------------------------------------------------------
Name:                                                       Name:
     ---------------------------------------------------         -------------------------------------------------